SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: April 17, 1998
                 DATE OF EARLIEST EVENT REPORTED: April 17, 1998




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


              MINNESOTA              0-21534                  41-1663712

           (State or other     (Commission File No.)     (IRS Employer ID No.)
            jurisdiction
          of incorporation)


              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on April 20, 1998, and attached hereto as an exhibit, relating to the Registrant signing a Purchase Agreement with Catholic Radio Network, LLC, for the sale of ten of the Registrant's AM radio broadcast licenses and certain related assets for $57 million.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1997, filed on March 31, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c) Exhibits

                  10 Purchase Agreement between and among Children's Broadcasting Corporation and Catholic Radio Network, LLC, dated April 17, 1998.

                  99       Press Release, dated April 20, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 1998                   CHILDREN'S BROADCASTING CORPORATION



                                        BY:   /s/ Patrick D. Grinde
                                              Patrick D. Grinde
                                              Chief Financial Officer

                                  EXHIBIT INDEX


10 Purchase Agreement between and among Children's Broadcasting Corporation and Catholic Radio Network, LLC, dated April 17, 1998.

99       Press Release dated April 20, 1998.